SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 19, 1998
(Date of earliest event reported)

Commission File No. 333-45021

                      Norwest Asset Securities Corporation
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        Delaware                                      52-1972128
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(State of Incorporation                     (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                      21703
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Address of principal executive offices                   (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code

(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Greenwich Capital Markets, Inc., which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               -----------
         (99)                                   Computational Materials
                                                prepared by Greenwich  Capital
                                                Markets,  Inc. in connection
                                                with Norwest Asset Securities
                                                Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 1998-32

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION

November 19, 1998

                                            By: /s/ B. David Bialzak
                                                --------------------
                                                B. David Bialzak
                                                Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

   (99)             Computational Materials                           P
                    prepared by Greenwich Capital Markets,  Inc.
                    in connection with Norwest Asset Securities
                    Corporation, Mortgage Pass-Through
                    Certificates, Series 1998-32